UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2024

ProSomnus, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41567	88-2978216
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

5675 Gibraltar Drive
Pleasanton, California 94588

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (844) 537-5337

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OSA(1)	(1)
Warrants, each whole warrant exercisable for one share of Common Stock for $11.50 per share	OSAAW(1)	(1)

(1) On April 24, 2024, the Nasdaq Stock Market LLC filed a Form 25 to delist the Company’s common stock and warrants and remove such securities from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended, which became effective 10 days after the filing of the Form 25. Effective April 18, 2024, the Company’s common stock and warrants have been traded on the over-the-counter market under the symbols “OSAP” and “OSAPW”, respectively.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Additional information about ProSomnus, Inc.’s (the “Company”) Chapter 11 Cases (as defined below) may be obtained at the following website: www.kccllc.net/prosomnus. The information at this website is not incorporated by reference into, and does not constitute a part of, this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01. Other Events.

As previously reported in the Company’s Current Report on Form 8-K filed on May 8, 2024, the Company and certain of its existing affiliates and subsidiaries (the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code (the “Chapter 11 Cases”), as amended in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). At the hearing held before the Bankruptcy Court on June 26, 2024, the Bankruptcy Court determined that the Debtors’ Disclosure Statement for Amended Joint Chapter 11 Plan of Reorganization of ProSomnus, Inc. and its Debtor Affiliates, including all exhibits and schedules thereto, contains adequate information and the Debtors are authorized to solicit votes on, and pursue confirmation of, the Amended Joint Chapter 11 Plan of Reorganization of ProSomnus, Inc. and its Debtor Affiliates (the “Plan”). Additionally, the Bankruptcy Court established, among other things, the confirmation hearing date (the “Confirmation Hearing”) and set various deadlines associated with the Confirmation Hearing including but not limited to, filing objections to confirmation of the Plan.

In accordance with the above, the Debtors have filed the notice related to the Confirmation Hearing (the “Confirmation Hearing Notice”) herewith as Exhibit 99.1 to this Current Report on Form 8-K. The foregoing description of the Confirmation Hearing Notice does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Confirmation Hearing Notice attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

d) Exhibits.

Exhibit No.	Description
99.1	Confirmation Hearing Notice.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSOMNUS, INC.

Date: June 27, 2024	By:	/s/ Brian B. Dow
		Name:	Brian B. Dow
		Title:	Chief Financial Officer